SHARE-BASED COMPENSATION	9 Months Ended
Sep. 29, 2012
SHARE-BASED COMPENSATION
SHARE-BASED COMPENSATION

16.    SHARE-BASED COMPENSATION

The Company recognizes the cost of all employee share-based awards on a straight-line attribution basis over their respective vesting periods, net of estimated forfeitures.

The Company issues stock options and restricted shares as well as shares with performance features to employees under share-based compensation plans. Stock options are issued at the current market price, have a three-year vesting period and a contractual term of 7-10 years. In March 2012, the Company’s Compensation Committee approved the accelerated vesting of a former executive officer’s unvested 2010 and 2011 semiannual option grants, as well as his sign-on restricted stock and special retention stock awards, upon his separation from the Company.

Compensation expense for restricted shares, including shares with performance features, is measured at fair value on the date of grant based on the number of shares granted and the quoted market price of the Company’s common stock. Such value is recognized as expense over the vesting period of the award, net of estimated forfeitures.

Compensation expense for restricted share units with performance features and a market condition is measured at fair value, subject to the market condition on the date of grant and based on the number of shares expected to vest subject to the performance condition. Such value is recognized as expense over the vesting period of the award, net of estimated forfeitures.

Compensation expense related to the Company’s share-based payment awards totaled $7.2 million and $4.1 million for the nine months ended September 29, 2012 and October 1, 2011 and $1.6 million and $0.7 million for the three months ended September 29, 2012 and October 1, 2011, respectively.

Stock Options

The Company utilizes the Binomial lattice pricing model to estimate the fair value of options granted. The Company believes this model provides the best estimate of fair value due to its ability to incorporate inputs that change over time, such as volatility and interest rates and to allow for actual exercise behavior of option holders.

	Nine Months Ended
Valuation Assumptions:	September 29, 2012	October 1, 2011
Weighted-average fair value of options granted	$5.99	$2.73
Expected volatility	63.3%	73.0%
Weighted-average volatility	63.3%	65.7%
Expected term (in years)	5.1	5.1
Dividend yield	—	—
Risk-free rate	0.2% to 3.8%	0.1% to 4.1%
Expected annual forfeiture	13.5%	12.0%

Expected volatilities are based on a term structure of implied volatility, which assumes changes in volatility over the life of an option. The Company utilizes historical optionee behavioral data to estimate the option exercise and termination rates that are used in the valuation model. The expected term represents an estimate of the period of time options are expected to remain outstanding. The expected term provided in the above table represents an option weighted-average expected term based on the estimated behavior of distinct groups of employees who received options in 2012 and 2011. The range of risk-free rates is based on a forward curve of interest rates at the time of option grant.

A summary of award activity under stock option plans as of September 29, 2012 and changes therein during the nine month period then ended are as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (In thousands)
Outstanding at December 31, 2011	7,002,238	$11.22	4.7	$19,206
Granted	535,000	11.38
Exercised	(1,305,525)	4.63		9,732
Cancelled/expired	(364,388)	20.13
Outstanding at September 29, 2012	5,867,325	$12.14	4.2	$30,592

Vested or expected to vest at September 29, 2012	5,547,039	$12.42	4.1	$28,854

Exercisable at September 29, 2012	3,412,325	$15.97	3.3	$15,931

As of September 29, 2012, there were approximately 2.5 million nonvested stock options. The weighted average grant date fair value per award for nonvested stock options was $3.58.

As of September 29, 2012, there was $6.6 million of total unrecognized compensation cost related to nonvested stock options granted under the Company’s stock option plans. That expense is expected to be recognized over a weighted average period of 1.5 years. The total fair value of shares vested during the nine month periods ended September 29, 2012 and October 1, 2011 was $4.0 million and $3.4 million, respectively.

Restricted Stock

In 2012, the Company granted 535,000 performance share units with a two year performance period and a three year service period, subject to a market condition adjustment, to a group of key executives. The performance criteria include certain earnings metrics for consecutive periods through December 2013 with the number of shares to be earned ranging from 0 to 150% of the target amount. At December 31, 2014, the total units earned, if any, will be adjusted by applying a modifier, ranging from 50%-150%. The amount of such modifier will be determined by comparing the Company’s total shareholder return (“TSR”) to the relative TSR of the S&P SmallCap 600 companies over the three year period, where the Company’s TSR is based on the change in its stock price.

The fair value for the performance share units granted is calculated using the Monte Carlo simulation model for the TSR modifier market condition. For the nine months ended September 29, 2012, the following assumptions were used in determining fair value:

Nine Months Ended
Valuation Assumptions:	September 29, 2012
Weighted-average fair value	$12.18
Historic volatility	76.4%
Expected term (in years)	2.86
Dividend yield	--
Risk-free rate	0.41%
Expected annual forfeiture	13.5%

A summary of award activity under restricted stock plans as of September 29, 2012 and changes therein during the nine month period then ended are as follows:

	Shares	Weighted Average Grant Date Fair Value
Nonvested stock at December 31, 2011 (a)	1,570,101	$6.23
Granted (b)	706,100	11.91
Vested	(322,142)	6.54
Cancelled	(252,425)	6.68
Nonvested stock at September 29, 2012 (a)(b)	1,701,634	$8.46

Expected to vest as of September 29, 2012	697,107	$8.97

(a)	Includes performance shares granted to a group of key executives with certain performance conditions measured through July 2013.
(b)	Includes performance shares granted to a group of key executives with certain performance conditions measured through December 2013 and a market and service condition through December 2014.

As of September 29, 2012, there was $3.7 million of total unrecognized compensation cost related to nonvested stock awards granted under restricted stock plans. That expense is expected to be recognized over a weighted average period of 2.4 years. The total fair value of shares vested during the nine month periods ended September 29, 2012 and October 1, 2011 was $2.3 million and $1.9 million, respectively.